EXHIBIT 10.10

                        AMENDMENT NO. 3 TO
       ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS

       THIS AMENDMENT NO. 3 TO ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS dated as of November 29, 1995, among Reading & Bates Corporation, a corporation organized and existing under the laws of the State of Delaware ("RBC"), Reading & Bates Drilling Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBD"), Reading & Bates Exploration Co., a corporation organized and existing under the laws of the State of Oklahoma ("RBX"), Reading and Bates, Inc., a corporation organized and existing under the laws of the State of Oklahoma ("RBI"), (RBC, RBD, RBX and RBI being referred to hereafter collectively as the "Original Borrowers") and Bank One, Texas, N.A., a national banking association, as Trustee (the "Assignee").


                           W I T N E S S E T H:

       WHEREAS, pursuant to the Credit Facility Agreement dated as of March 27, 1991, as amended May 24, 1991, June 28, 1991, August 30, 1991, June 30,
  1992  and  February  23,  1993   (as   so  amended,  the  "Original  Credit
  Agreement"),  Internationale  Nederlanden  Bank  (formerly  known   as  NMB
  Postbank  Groep,  the "Lender") agreed to provide funding to certain of the
  Original  Borrowers  in  the  aggregate  principal  amount of  up  to   USD
  112,000,000; and

       WHEREAS, Reading & Bates Borneo Drilling Co., Ltd., a corporation organized and existing under the laws of the State of Oklahoma ("RBB") and Reading & Bates (A) Pty. Ltd., a corporation organized and existing under the laws of Australia ("RBA"), the Original Borrowers and the Lender have restated the Original Credit Agreement in order to add RBB and RBA as Borrowers (the Original Borrowers, RBB and RBA being referred to collective-ly as the "Borrowers"), increase the amount of Facility E, add a new letter of credit facility and amend certain terms and covenants (the "Restated Credit Agreement"); and

       WHEREAS, the Assignor, by operation of assignment has succeeded to and assumed all of the rights and obligations as the successor trustee under that certain Trust Indenture dated March 29, 1991 (the "Indenture") among the Original Borrowers and First City Texas-Houston, N.A., as trustee, as amended, pursuant to which Assignee acts on behalf of the Lender with respect to certain security interests granted by the Borrowers to secure their obligations under the Restated Credit Agreement; and

       WHEREAS, the Assignee and the Original Borrowers wish to amend the Assignment of Drilling Contract Revenues and Earnings as hereinafter follows.

       NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and the Assignee agree to amend the Assignment of Drilling Contract Revenues and Earnings effective as of the date hereof as follows:

       A.   Schedule 1  to the  Assignment of  Drilling Contract Revenues  and
  Earnings  is   hereby  amended  to  delete  the reference to:

       "M. G. HULME     651644   U.S.  Reading and Bates, Inc."

       "JIM CUNNINGHAM  651643   U.S.  Reading & Bates Drilling Co."

       B. Except as specifically amended by this Amendment, all of the terms and provisions of the Assignment of Drilling Contract Revenues and Earnings shall remain in full force and effect.

       All capitalized terms used herein but not defined herein shall have the meanings given to them in the Assignment of Drilling Contract Revenues and Earnings.

       THIS AMENDMENT NO. 3 TO ASSIGNMENT OF DRILLING CONTRACT REVENUES AND EARNINGS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
  INTERNAL LAWS OF THE STATE OF NEW YORK AND MAY NOT BE AMENDED OR CHANGED EXCEPT BY AN INSTRUMENT IN WRITING.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 3 to Assignment of Drilling Contract Revenues and Earnings on the date first written above.


                                READING & BATES CORPORATION


                                By:
                                     Name:
                                     Title:


                                READING & BATES DRILLING CO.


                                By:
                                     Name:
                                     Title:


                                READING & BATES EXPLORATION CO.


                                By:
                                     Name:
                                     Title:


                                READING AND BATES, INC.


                                By:
                                     Name:
                                     Title:


                                BANK ONE, TEXAS, N.A.


                                By:
                                     Name:
                                     Title: